                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. _______)

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Filed by a Party other than the Registrant [ ]

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              Rule 14a-6(e)(2))
       [X]    Definitive Proxy Statement
       [ ]    Definitive Additional Materials
       [ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          J. Alexander's Corporation
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                (Name of Registrant as Specified In Its Charter)

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

                           J. ALEXANDER'S CORPORATION
                              3401 WEST END AVENUE
                                   SUITE 260
                                 P.O. BOX 24300
                           NASHVILLE, TENNESSEE 37202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of J. Alexander's Corporation:

     The Annual Meeting of Shareholders of J. Alexander's Corporation (the "Company") will be held at the Nashville City Club, SunTrust Bank Building, 201 Fourth Avenue North, Nashville, Tennessee, at 10:00 a.m., Nashville time, on Tuesday, May 20, 1997 for the following purposes:

          (1) To elect six directors to hold office for a term of one year and until their successors have been elected and qualified;

          (2) To consider and act upon a proposal to amend the Company's 1994 Employee Stock Incentive Plan to increase the number of shares of Common Stock reserved and authorized for issuance pursuant to the Plan; and

          (3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 25, 1997 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

     Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.

     We hope very much that you will be able to be with us. If you do not plan to attend the meeting in person, you are requested to complete, sign and date the enclosed proxy and return it promptly in the enclosed addressed envelope, which requires no postage if mailed in the United States.

                                           By Order of the Board of Directors

                                           R. GREGORY LEWIS
                                           Secretary

April 11, 1997

                           J. ALEXANDER'S CORPORATION
                              3401 WEST END AVENUE
                                   SUITE 260
                                 P.O. BOX 24300
                           NASHVILLE, TENNESSEE 37202

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                             TUESDAY, MAY 20, 1997

     The enclosed proxy is solicited by and on behalf of the Board of Directors of J. Alexander's Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 20, 1997, at 10:00 a.m., Nashville time, at the Nashville City Club, SunTrust Bank Building, 201 Fourth Avenue North, Nashville, Tennessee, and at any adjournments or postponements thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. Copies of the proxy, this Proxy Statement and the attached Notice are being mailed to shareholders on or about April 11, 1997.

     Proxies may be solicited by mail, telephone or telegraph. All costs of this solicitation will be borne by the Company. The Company does not anticipate paying any compensation to any party other than its regular employees for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

     Shares represented by such proxies will be voted in accordance with the choices specified thereon. If no choice is specified, the shares will be voted FOR the election of the director nominees named herein and FOR approval of the proposal to amend the 1994 Employee Stock Incentive Plan (the "1994 Plan"), as described herein. The Board of Directors does not know of any other matters which will be presented for action at the meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal which may be properly presented for action according to their best judgment in light of the conditions then prevailing.

     A proxy may be revoked by a shareholder at any time before its exercise by attending the meeting and electing to vote in person, by filing with the Secretary of the Company a written revocation or by duly executing a proxy bearing a later date.

     Each share of the Company's Common Stock, $.05 par value (the "Common Stock"), issued and outstanding on March 25, 1997 (the "Record Date"), will be entitled to one vote on all matters to come before the meeting. As of the Record Date, there were outstanding 5,384,994 shares of Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, certain information with respect to those persons known to the Company to be the beneficial owners (as defined by certain rules of the Securities and Exchange Commission (the "Commission")) of more than five percent (5%) of the Common Stock, its only voting security, and with respect to the beneficial ownership of the Common Stock by all directors and nominees, each of the executive officers named in the Summary Compensation Table, and all executive officers and directors of the Company as a group. Except as otherwise specified the shares indicated are presently outstanding.

                                                                AMOUNT OF            PERCENTAGE OF
                                                               COMMON STOCK           OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIALLY OWNED      COMMON STOCK(1)
------------------------------------                        ------------------      ---------------
RCM Capital Management, L.L.C.............................       526,600(2)               9.8%
  Four Embarcadero Center
  Suite 3000
  San Francisco, CA 94111
The J. Alexander's Corporation............................       443,687(3)               8.2
  Employee Stock Ownership Trust
  3401 West End Avenue
  Nashville, TN 37203
Sackett & Company.........................................       388,439(4)               7.1
  555 California Street
  Suite 4490
  San Francisco, CA 94104
Dimensional Fund Advisors, Inc............................       293,600(5)               5.5
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
Lonnie J. Stout II****....................................       148,059(6)               2.7
E. Townes Duncan**........................................        94,500(7)               1.7
Toby S. Wilt**............................................        63,000(8)               1.2
R. Gregory Lewis***.......................................        58,571(9)               1.1
John L.M. Tobias**........................................        39,992(10)              *
Earl Beasley, Jr.**.......................................        36,274(11)              *
Garland G. Fritts**.......................................        21,000(12)              *
Dennis J. Cleary***(13)...................................        42,440(14)              *
Richard D. May***(15).....................................        16,291(16)              *
All directors and executive officers as a group...........       535,345(17)              9.5

---------------

   * Less than one percent.
  ** Director.
 *** Named Officer.
**** Director and Named Officer.

 (1) Pursuant to the rules of the Commission, shares of Common Stock which certain persons presently have the right to acquire pursuant to the conversion provisions of the Company's 8 1/4% Convertible Subordinated Debentures Due 2003 ("Conversion Shares") are deemed outstanding for the purpose of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of the other persons shown in the table. Likewise, shares subject to options held by directors and executive officers of the Company which are exercisable within 60 days of the Record Date are deemed outstanding for the purpose of computing such director's or executive officer's percentage ownership and the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated, each individual has sole voting and dispositive power with respect to all shares shown.
 (2) RCM Capital Management, L.L.C. ("RCM") is a registered investment advisor. RCM has sole voting power with respect to 414,300 shares and sole dispositive power with respect to 526,600 shares. Information is based solely on the Schedule 13G filed with the Commission by RCM. RCM is a wholly-owned subsidiary of Dresdner Bank AG.
 (3) Includes 169,454 shares that have been allocated to the J. Alexander's Employee Stock Ownership Plan (the "ESOP") participants. Pursuant to the terms of the ESOP that govern the J. Alexander's Corporation Employee Stock Ownership Trust (the "Trust"), each ESOP participant instructs SunTrust Bank, Nashville, N.A., as trustee of the Trust (the "Trustee"), how to vote the shares allocated to his or her account. The ESOP provides that the Trustee shall abstain from voting allocated shares for which no written instructions are received. Shares of the Company's Common Stock held by the ESOP but not yet allocated to the accounts of the participants will be voted based on the percentage of stock allocated to the participants' accounts which is voted for and against each proposal, including in the tabulation of such percentages only those shares as to which written voting instructions were received. The Trustee has shared dispositive power with respect to the shares, subject to certain provisions of the ESOP.
 (4) Includes 83,606 Conversion Shares. Sackett & Company ("Sackett") is a registered investment advisor. Information is based solely on the Schedule 13G filed with the Commission by Sackett.
 (5) Dimensional Fund Advisors, Inc. ("DFA") is a registered investment advisor. DFA has sole voting power with respect to 147,500 shares and sole dispositive power with respect to 293,600 shares. Information is based solely on the Schedule 13G filed with the Commission by DFA.
 (6) Includes 116,947 shares issuable upon exercise of certain options held by Mr. Stout and 5,355 ESOP shares allocated to Mr. Stout and held by the Trust, as to which Mr. Stout has sole voting power and shared dispositive power.
 (7) Includes 17,000 shares issuable upon exercise of certain options held by Mr. Duncan, 300 shares that Mr. Duncan holds as custodian for his children, 2,400 shares that are owned by a partnership in which Mr. Duncan and a trust for the benefit of Mr. Duncan's children are partners, and 73,800 shares owned by a limited liability company in which Mr. Duncan is the principal manager and a member. Does not include 700 shares owned by Mr. Duncan's wife, as to which Mr. Duncan disclaims beneficial ownership.
 (8) Includes 13,000 shares issuable upon exercise of certain options held by Mr. Wilt.
 (9) Includes 39,000 shares issuable upon exercise of certain options held by Mr. Lewis and 3,829 ESOP shares allocated to Mr. Lewis and held by the Trust, as to which Mr. Lewis has sole voting power and shared dispositive power.
(10) Includes 1,126 Conversion Shares, 1,000 shares owned by Mr. Tobias' wife, and 18,000 shares issuable upon exercise of certain options held by Mr. Tobias.
(11) Includes 112 Conversion Shares, 1,332 shares that Mr. Beasley holds as custodian for his children, and 5,000 shares issuable upon exercise of certain options held by Mr. Beasley.
(12) Includes 5,000 shares issuable upon exercise of certain options held by Mr. Fritts.
(13) Mr. Cleary resigned as Vice President of the Company effective March 3,
     1997.
(14) Includes 35,500 shares issuable upon exercise of certain options held by Mr. Cleary and 3,875 ESOP shares allocated to Mr. Cleary and held by the Trust, as to which Mr. Cleary has sole voting power and shared dispositive power.

(15) Mr. May resigned as Vice President of the Company effective December 18, 1996. See "Executive Compensation -- Separation Agreement."
(16) Includes 3,965 ESOP shares allocated to Mr. May and held by the Trust, as to which Mr. May has sole voting power and shared dispositive power.
(17) Includes 1,238 Conversion Shares, 261,613 shares issuable upon exercise of certain options held by the directors and executive officers, and 18,497 ESOP shares allocated to the executive officers and held by the Trust, as to which such officers have sole voting power and shared dispositive power.

                     PROPOSAL NO. 1:  ELECTION OF DIRECTORS

     Six directors are to be elected at the annual meeting for a term of one year and until their successors shall be elected and qualified. Election of directors requires a plurality of the votes cast in such election. It is intended that shares represented by the enclosed proxy will be voted FOR the election of the nominees named in the table set forth below unless a contrary choice is indicated. All of such nominees are presently directors of the Company. Management believes that all of the nominees will be available and able to serve as directors, but if for any reason any should not be available or able to serve, it is intended that such shares will be voted for such substitute nominees as may be proposed by the Board of Directors of the Company. The following schedule includes certain information with respect to each of the nominees.

NAME                                      BACKGROUND INFORMATION
----                                      ----------------------
Earl Beasley, Jr.....  Mr. Beasley, 63, has been a director of the Company since
                       March 1991. Since 1981, Mr. Beasley has been President of
                       Homer B. Brown Co., an investment firm. Mr. Beasley was
                       President and a director of the Company from 1971 to 1980.
E. Townes Duncan.....  Mr. Duncan, 43, has been a director of the Company since May
                       1989. Since 1993, Mr. Duncan has been the Chairman of the
                       Board and Chief Executive Officer of Comptronix Corporation,
                       a manufacturer of printed circuit board assemblies
                       ("Comptronix"). Mr. Duncan is also President and a director of Solidus, LLC, a private investment firm. From 1985 to
                       1993, Mr. Duncan was a Vice President and principal of
                       Massey Burch Investment Group, Inc. Mr. Duncan is also a
                       director of Sirrom Capital Corporation, a specialty finance company.
Garland G. Fritts....  Mr. Fritts, 67, has been a director of the Company since
                       December 1985. Since 1993, Mr. Fritts has been a consultant for Fry Consultants, Inc., a management consulting firm. Mr.
                       Fritts was a consultant for McManis Associates, Inc., a
                       management consulting firm, from 1989 to 1993.
Lonnie J. Stout II...  Mr. Stout, 50, has been a director and President and Chief
                       Executive Officer of the Company since May 1986. Since July
                       1990, Mr. Stout has also served as Chairman of the Company.
                       From 1982 to May 1984, Mr. Stout was a director of the
                       Company, and served as Executive Vice President and Chief
                       Financial Officer of the Company from October 1981 to May
                       1984. Mr. Stout is also a director and a member of the
                       compensation committee of Comptronix.

NAME                                      BACKGROUND INFORMATION
----                                      ----------------------
John L.M. Tobias.....  Mr. Tobias, 76, has been a director of the Company since
                       February 1983. He has served as President of J.M.T.
                       Associates, Inc., a Columbia, South Carolina-based
                       investment firm, since 1979 and as that corporation's Board
                       Chairman since January 1987.
Toby S. Wilt.........  Mr. Wilt, 52, has been a director of the Company since July
                       1993. He has served as President and Chief Executive Officer of TSW Investment Company, a private investment firm, since
                       1987 and as Chairman of the Board of The Christie Cookie
                       Company, a privately-held gourmet cookie company, since
                       1989. Mr. Wilt is also a director of First American
                       Corporation, a bank holding company, and Titan Holdings,
                       Inc., an insurance company.

     The Board of Directors of the Company held six meetings in 1996. The Board of Directors has an Audit Committee and a Compensation/Stock Option Committee (the "Compensation Committee"), the members of each of which are Messrs. Beasley, Duncan, Fritts, Tobias and Wilt. The Audit Committee, which held two meetings during 1996, generally meets with the Company's independent auditors to review the Company's consolidated financial statements. It is the function of this committee to ensure that the Company's financial statements accurately reflect the Company's financial position and results of operations. The Compensation Committee is responsible for the periodic review of management's compensation and administration of the Company's stock option plans. The Compensation Committee held two meetings during 1996. The Company's Board of Directors has no standing nominating committee.

     Each of the incumbent directors of the Company attended at least 75% of the aggregate of (i) the total number of meetings held during 1996 by the Board of Directors and (ii) the total number of meetings held during 1996 by all committees of the Board of which he was a member.

CERTAIN PROCEEDINGS

     Mr. Duncan serves as Chairman of the Board and Chief Executive Officer, and Mr. Stout serves as a director of Comptronix. Comptronix filed for reorganization under Chapter 11 of the Bankruptcy Code in August 1996. In November 1996, Comptronix sold substantially all of its assets pursuant to an agreement approved by the Bankruptcy Court. Comptronix intends to distribute all of its remaining assets, including the proceeds from the November 1996 sale, to its creditors pursuant to a plan of liquidation to be consummated in May 1997.

                             EXECUTIVE COMPENSATION

     The following table provides information as to annual, long-term or other compensation during fiscal years 1996, 1995 and 1994 for the Company's Chief Executive Officer and each of the other executive officers of the Company whose cash compensation exceeded $100,000 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                                     ------------
                                           ANNUAL COMPENSATION        SECURITIES
                                       ---------------------------    UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)(1)(2)
---------------------------            ----   ---------   --------   ------------   ---------------------
Lonnie J. Stout II,..................  1996    250,000         --           --              1,669(3)
  President and                        1995    242,500     75,000       50,000              7,887
  Chief Executive Officer              1994    230,000     58,750       40,000              7,706
R. Gregory Lewis,....................  1996    117,000         --           --              2,459(4)
  Chief Financial Officer              1995    113,500     29,250        9,000              7,947
                                       1994    105,958     24,000        9,000              6,838
Dennis J. Cleary,....................  1996    144,000         --           --              2,225(6)
  Vice President,                      1995    133,000     48,300       12,000              8,986
  J. Alexander's Division(5)           1994    126,500     33,000        9,000              6,928
Richard D. May,......................  1996    119,000         --           --              1,224(8)
  Vice President,                      1995    117,000     17,850        5,000              8,457
  Wendy's Division(7)                  1994    110,443     27,000        9,000              7,059

---------------

(1) Each amount in this column for 1996 includes the $510 premium cost of term life insurance maintained for the benefit of such Named Officer.
(2) The ESOP shares included in this column for 1996 are valued at $8.50 per share, the closing price of the Company's Common Stock on December 27, 1996. The number of ESOP shares included in this column for 1996 is an approximation of the number of shares to be allocated to the participants.
(3) Includes 136 ESOP shares allocated to Mr. Stout as of December 31, 1996.
(4) Includes $819 contributed by the Company to the Company's 401(k) Plan on behalf of Mr. Lewis and 133 ESOP shares allocated to Mr. Lewis as of December 31, 1996.
(5) Mr. Cleary resigned as Vice President of the Company effective March 3,
    1997.
(6) Includes $556 contributed by the Company to the Company's 401(k) Plan on behalf of Mr. Cleary and 136 ESOP shares allocated to Mr. Cleary as of December 31, 1996.
(7) Mr. May resigned as Vice President of the Company effective December 18, 1996. See " -- Separation Agreement."
(8) Includes $714 contributed by the Company to the Company's 401(k) Plan on behalf of Mr. May.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     There were no grants of stock options to any of the Named Officers during fiscal 1996 and no stock appreciation rights ("SARs") have ever been awarded by the Company. The following table provides information as to options exercised by the Named Officers during fiscal 1996. None of the Named Officers has held or exercised separate SARs. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 29, 1996. Also reported are the values for the "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                OPTIONS/SARS AT               OPTIONS/SARS AT
                                SHARES                        FISCAL YEAR END(#)           FISCAL YEAR-END($)(1)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                          EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   -----------   -----------   -------------   -----------   -------------
Lonnie J. Stout II..........    17,021        73,403        103,388        86,612         528,812        41,189
R. Gregory Lewis............        --            --         44,000         9,000         164,688         3,375
Dennis J. Cleary............        --            --         35,500        11,000         127,875         3,375
Richard D. May..............        --            --         42,500            --(2)      120,125            --(2)

---------------

(1) Amounts reflect gains on outstanding options based on the average of the high and low price of the Company's Common Stock on December 27, 1996.
(2) All options held by Mr. May vested upon his resignation as Vice President of the Company, effective December 18, 1996. See " -- Separation Agreement."

     SALARY CONTINUATION PLAN

     Since 1978, the Company has provided a salary continuation plan for eligible employees (the "Salary Plan") which will continue to operate in 1997. The Salary Plan generally provides for a retirement benefit of 50% of the employee's salary on the date of entry into the plan with adjustments based on certain subsequent salary increases. The retirement benefit is payable over 15 years commencing at age 65. The Salary Plan also provides that in the event an employee dies while in the employ of the Company after entering the Salary Plan but before retirement, his or her beneficiaries, for a period of one year, will receive 100% of such employee's salary at the applicable time under the Salary Plan. Thereafter, for a period of 10 years, or until such time as the employee would have attained age 65, whichever period is longer, the beneficiaries will receive 50% of such salary yearly. All officers and certain other key employees of the Company with three full years of service are eligible to participate in the Salary Plan, which is funded by life insurance purchased by the Company and payable to the Company on the death of the employee. An amount which approximates the cash value of the life insurance policy for each employee vests for the benefit of such employee at the rate of 10% per year for each year of service, including the first three years of service required for eligibility under the Salary Plan, and is payable to such employee upon termination of service with the Company for any reason other than death or retirement at age
65. Directors of the Company who are not also executive officers or employees do not participate in the Salary Plan.

     The estimated annual benefits payable upon retirement at age 65 for each of Messrs. Stout and Lewis are $107,500 and $58,500, respectively. These amounts may be adjusted periodically pursuant to the terms of the plan. As a result of their resignations as Vice Presidents of the Company, Messrs. May and Cleary have been or will be paid $98,414 and $24,210, respectively, as settlement of the Company's liability under the Salary Plan.

TERMINATION BENEFITS; CHANGE IN CONTROL

     Two of the Company's current executive officers may receive termination benefits in the event of a change in control of the Company. In the event that either of these executive officers is terminated or resigns after a change in responsibilities in connection with a change in control of the Company, then such employee will receive an amount equal to 18 months' compensation. Based on current levels of compensation, such amount would be $375,000 for Mr. Stout and $175,500 for Mr. Lewis. The Company is not currently aware of any potential change in control that would give rise to such payments.

COMPENSATION OF DIRECTORS

     The directors receive a monthly director's fee of $500 plus an additional fee of $300 for each Board or Board Committee meeting attended.

     Pursuant to the 1990 Stock Option Plan for Outside Directors ("1990 Plan"), each director who is not also an officer or employee of the Company and who was serving in such capacity on October 24, 1989 was granted an option to purchase 10,000 shares of Common Stock and an additional 1,000 shares for each previous full year of service as a director. Each eligible director elected thereafter has been and will be granted an option to purchase 10,000 shares upon election, and all directors have been and will be granted an option to purchase 1,000 shares for each full year of service as a director after 1989 or their later election, as applicable. The per share exercise price of the options granted under the 1990 Plan is the fair market value of the Common Stock on the date the option is granted.

SEPARATION AGREEMENT

     Effective as of December 18, 1996, Mr. May resigned as Vice President of the Company. Pursuant to the terms of a Separation Agreement and General Release between the Company and Mr. May, the Company will continue to pay Mr. May his regular salary for twelve months from the date of his resignation. The agreement also provides for the acceleration of the vesting of all options held by Mr. May on December 18, 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Stout, Chairman of the Board, President and Chief Executive Officer of the Company, is a director and member of the Compensation Committee of Comptronix. Mr. Duncan, a director and chairman of the Compensation Committee of the Company, is the Chairman of the Board and Chief Executive Officer of Comptronix.

COMPENSATION COMMITTEE REPORT

     Decisions on compensation of the Company's executive officers are made by the Compensation Committee of the Company's Board of Directors. Each member of the Compensation Committee is a non-employee director. It is the responsibility of the Compensation Committee to determine whether in its judgment the executive compensation policies are reasonable and appropriate, meet their stated objectives and effectively serve the best interests of the Company and its shareholders.

  Compensation Philosophy and Policies for Executive Officers

     The Compensation Committee believes that the primary objectives of the Company's executive compensation policies should be:

     - to attract and retain talented executives by providing compensation that is, overall, competitive with the compensation provided to executives at companies of comparable size and position in the restaurant industry, while maintaining compensation within levels that are consistent with the Company's overall financial objectives and operating performance;

     - to provide the appropriate incentives for executive officers to work towards the achievement of the Company's annual sales, operating and development targets; and

     - to align the interests of its executive officers more closely with those of its shareholders and the long-term interests of the Company by providing long-term incentive compensation in the form of stock options.

     The Compensation Committee believes that the Company's executive compensation policies should be reviewed each year following the time when the financial results of the prior year become final. The policies are reviewed in light of their consistency with the Company's financial performance, the success achieved in meeting its sales and operating performance targets, achieving its overall strategic business plan objectives and its position within the restaurant industry, as well as the compensation policies of similar companies. The compensation of individual executive officers is reviewed annually by the Compensation Committee in light of the executive compensation policies established for that year.

     To review the comparability of the Company's executive compensation policies, the Compensation Committee retained the Hay Group, an independent consulting firm, in 1994 to assist the Compensation Committee in reviewing compensation packages of executive officers of comparable companies. The consulting firm analyzed the components of the Company's compensation for its executive officers and concluded that the Company's total compensation for its executive officers is approximately market, or the fiftieth percentile, of comparable companies while compensation for the Company's Chief Executive Officer is paid between the fiftieth and seventy-fifth percentiles.

     The Compensation Committee sets the base compensation of its executive officers at a level that it believes appropriate considering the overall strategic direction of the Company, its position within the relative segments of the food service industry in which it operates and the overall responsibilities of each executive officer. The Compensation Committee believes that in addition to corporate performance and specific business unit performance, it is appropriate to consider in setting and reviewing executive compensation the personal contributions the particular individual may make to the success of the corporate enterprise. Such qualitative factors as leadership skills, planning initiatives, development and morale building skills, and other such related factors have been deemed to be important qualitative factors to take into account when considering levels of compensation.

     In making its decision regarding awarding no annual incentive compensation awards for 1996, the Compensation Committee considered the transitional nature of the year for the Company. The Compensation Committee believed that it was appropriate to defer consideration of annual incentive compensation until completion of the first full year of the Company operating only the J. Alexander's concept.

  Compensation of Executive Officers

     The Compensation Committee believes that the compensation for each of the Named Officers should consist of a base salary, the potential for an annual bonus and long-term stock-based incentive compensation and has applied the policies described herein to fiscal 1996 compensation for executive officers as described below.

     Base Compensation. Base salaries for the Named Officers are at fixed levels generally between the 25th and 75th percentiles of salaries paid to senior managers with comparable qualifications, experience and responsibility at other corporations engaged in the same or similar businesses as the Company. The Compensation Committee subjectively determined, on the basis of discussions with the Chief Executive Officer and its experience in business generally and with the Company specifically, what it viewed to be appropriate levels of base compensation after taking into consideration each executive's contributions. As a result of this review, increases averaging approximately 1.9% in the base salaries for the Named Officers for fiscal 1996 were made, with specific increases varying from zero to 8.7%, reflecting the Compensation Committee's subjective judgment as to individual contributions to the success of meeting the Company's overall financial objectives and financial performance. The Compensation Committee did not assign any relative weight to the quantitative and qualitative factors which it applied subjectively in reaching its base compensation decisions.

     Annual Incentive Compensation. The principal factors in awarding an annual bonus to the Company's executive officers are their ability to increase same store sales, improve corporate operating profits or maintain them at the appropriate levels for the sales achieved, and meet the Company's overall strategic business plan objectives. The Compensation Committee also may consider other factors when awarding annual bonuses, such as the executive's contribution to new concept development, improvement in financial performance and the impact the executive officers have on programs that enhance shareholder value.

     The Compensation Committee generally believes that an annual bonus award in the range of 15% to 50% of the executive officer's annual base compensation is appropriate in light of the relatively low to moderate base salary levels. During fiscal 1996, no bonuses were awarded to the executive officers, reflecting the Compensation Committee's subjective judgment as to the transitional nature of the year for the Company and the other factors described above.

     Long-Term Incentive Compensation. During the Company's fiscal year the Compensation Committee considers the desirability of granting its senior executives long-term incentive compensation in the form of awards under the Company's incentive stock option plan. The Compensation Committee believes that its past grants of stock options have successfully focused the Company's management team on building profitability and enhancing shareholder value.

     The Company currently has no set policy as to when stock options should be awarded, although historically the Company has awarded stock options, if any, at the time of the Company's annual compensation review. The Compensation Committee believes that the Company should make it a part of its regular executive compensation policies to consider granting annual awards of stock options to executive officers to provide long-term incentives as part of each executive's annual compensation package. The Compensation Committee also believes that this grant should be made on terms established at the time of the annual review, and that the exercise price of stock options should be the fair market value of the Company's Common Stock on the date of grant. Generally, the Compensation Committee's policy is that stock options should vest gradually over a period of three or more years, and that the material terms of stock options should not be amended after grant.

     The Compensation Committee believes that long-term stock-based incentive compensation should be structured so as to closely align the interests of the executives with those of the Company's shareholders and, in particular, to provide only limited value (if any) in the event that the Company's stock price fails to increase over time. The Compensation Committee determines the award of stock option grants to the executive officers and takes into account the recommendations of the Chief Executive Officer prior to approving annual awards of long-term stock-based incentive compensation to the other executive officers. During fiscal 1996, the Compensation Committee did not grant any options to purchase shares of Common Stock to the executive officers.

  Compensation of Chief Executive Officer

     The Compensation Committee believes that the Chief Executive Officer's compensation is consistent with its general policies concerning executive compensation and is appropriate in light of the Company's financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.

     In reviewing and approving Mr. Stout's fiscal 1996 compensation package, the Compensation Committee also took into account the Company's operating performance during 1995 and 1996. Mr. Stout's compensation package for fiscal 1996 was directly tied to the same performance criteria as the other executive officers. The Compensation Committee did not increase Mr. Stout's base compensation for 1996, and, consistent with the other executive officers of the Company, did not award Mr. Stout a bonus for fiscal 1996.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally prohibits public companies from deducting the Chief Executive Officer's and four other most highly compensated executive officers' compensation, to the extent such compensation exceeds $1 million for any individual officer. Performance-based compensation is not subject to the deduction limit if certain requirements are met. Since the compensation of each of the Company's executive officers is significantly less than $1 million, the Company has not addressed the steps that it would take to structure the performance-based portion of the compensation of its executive officers in a manner that would comply with the statute.

                                          Respectfully submitted,

                                          Earl Beasley, Jr.
                                          E. Townes Duncan
                                          Garland G. Fritts
                                          John L.M. Tobias
                                          Toby S. Wilt

PERFORMANCE GRAPH

     The following graph compares the five-year cumulative returns of $100 invested on December 31, 1991 in (a) the Company, (b) the New York Stock Exchange Market Index ("NYSE Index"), (c) the Media General Restaurant Group Industry Index ("MG Restaurant Index"), and (d) the Standard & Poor's 500 Index ("S&P 500 Index"), assuming the reinvestment of all dividends.

     Measurement Period       J. Alexander's                  MG Restaurant
   (Fiscal Year Covered)       Corporation      NYSE Index        Index       S&P 500 Index
1991                                     100             100             100             100
1992                                  257.14          104.70          122.90          107.64
1993                                  419.05          118.88          134.29          118.50
1994                                  228.57          116.57          120.90          120.06
1995                                  361.90          151.15          165.23          165.18
1996                                  323.81          182.08          167.06          203.11

          PROPOSAL 2: AMENDMENTS TO 1994 EMPLOYEE STOCK INCENTIVE PLAN

INTRODUCTION

     The 1994 Plan was originally adopted by the Company's shareholders in May 1994 and currently authorizes 350,000 shares of Common Stock for issuance. The Board of Directors has reviewed the Company's stock-based incentive compensation arrangements and concluded that the 1994 Plan does not currently authorize a sufficient number of shares to provide the flexibility with respect to stock-based compensation or to establish appropriate long-term incentives to achieve Company objectives. On the Record Date, options to purchase an aggregate of 293,900 shares were outstanding under the 1994 Plan and options to purchase an aggregate of 25,416 shares had been exercised. Accordingly, 30,684 shares of Common Stock are available for issuance under the 1994 Plan. In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions, and to implement long-range goals and expansion plans through stock-based compensation strategies that will attract and retain those employees who are important to the long-term success of the Company, the Board of Directors has proposed the adoption of an amendment to the 1994 Plan to increase the number of shares of Common Stock authorized for issuance under the 1994 Plan by 250,000 shares, or approximately 4.6% of the shares of Common Stock outstanding on the Record Date.

     In addition, the Board of Directors is proposing to amend the 1994 Plan in accordance with recent changes in the Code. Section 162(m) of the Code generally limits the deduction that may be claimed by a publicly held company for compensation paid to its chief executive officer and the other four most highly paid executive officers in any fiscal year to $1 million per person, subject to certain exceptions. The $1 million limitation applies to all types of compensation, including amounts realized on the exercise of stock options, unless the awards and plan under which they are made qualify as "performance-based" under the terms of the Code and related regulations. In the case of options, a plan and options awarded under such plan will be performance-based and therefore not subject to the deduction limit if (i) the plan is approved by shareholders; (ii) the options are awarded by a compensation committee comprised solely of two or more "outside directors"; (iii) the exercise prices of the options awarded are no less than the fair market value of the underlying stock on the date of the award; and (iv) the plan includes a per-employee limitation on the number of shares for which awards may be granted during a specified period.

     The amendment is proposed, in part, to bring the 1994 Plan into compliance with the performance-based criteria of Section 162(m) by limiting the number of shares for which options or SARs may be granted during a given year to an individual employee. Currently, there is no specific per employee limitation on awards under the 1994 Plan. The Board of Directors believes that it is in the Company's and its shareholders' best interests to approve the Amendment to allow the Company to continue to grant awards under the 1994 Plan to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by key employees of the Company and to help the Company secure and retain the services of key employees.

SUMMARY OF MATERIAL PROVISIONS OF THE 1994 PLAN, AS AMENDED

     If approved by shareholders, the amendments will become effective as of May 20, 1997, the date of the Annual Meeting. The substantive provisions of the amendments are set forth in Appendix A to this Proxy Statement. The following is a summary of the material provisions of the 1994 Plan, as proposed to be amended, and is qualified in its entirety by reference to Appendix A and the text of the 1994 Plan, copies of which may be obtained by contacting R. Gregory Lewis, Secretary, J. Alexander's Corporation, 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202 (615-269-1900). Capitalized terms not otherwise defined herein have the meanings given them in the 1994 Plan.

     The total number of shares of Common Stock available for issuance under the 1994 Plan is 600,000, of which an aggregate of 293,900 shares had been reserved for issuance pursuant to outstanding options and options to purchase an aggregate of 25,416 shares had been exercised as of the Record Date. Shares awarded under the 1994 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If shares subject to an option under the 1994 Plan cease to be subject to such option, or if shares awarded under the 1994 Plan are forfeited, or otherwise terminate without payment being made to the participant in the form of Common Stock and without the payment of any dividends thereon, such shares will again be available for future distribution under the 1994 Plan. No person is eligible to receive during any one-year period options pursuant to the 1994 Plan to purchase in excess of 200,000 shares of Common Stock.

     Awards under the 1994 Plan may be made to officers and key employees, including the Named Officers, of and consultants to the Company and its Subsidiaries and Affiliates, but may not be granted to any director who is a member of the Compensation Committee or to any other director unless the director is also a regular employee of the Company, its Subsidiaries or Affiliates. The approximate number of officers and employees currently eligible for awards pursuant to the 1994 Plan is 75.

     The 1994 Plan is administered by the Compensation Committee of the Board. The Committee has the authority to grant any or all of the following types of awards under the 1994 Plan: (1) stock options; (2) SARs; (3) restricted stock;
(4) deferred stock; (5) stock purchase rights; and (6) other stock-based awards. Incentive Stock Options ("ISO's") and Non-Qualified Stock Options may be granted for such number of shares as the Committee will determine and may be granted alone, in conjunction with, or in tandem with, other awards under the 1994 Plan, and/or cash awards outside the 1994 Plan. ISOs may be granted only to individuals who are employees of the Company or its Subsidiaries.

     A Stock Option will be exercisable at such times and subject to such terms and conditions as the Committee will determine and over a term determined by the Committee, but no ISO shall be exercisable more than 10 years after the date of grant (or, in the case of an employee who owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any of its subsidiaries (a "10% Employee"), 5 years after the date of grant). The option price for any ISO will not be less than 100% of the Fair Market Value of the Company's Common Stock as of the date of grant (or, in the case of a 10% Employee, not less than 110%). The option price for any Non-Qualified Stock Option will not be less than 50% of such Fair Market Value. Payment of the option price, in the case of an ISO, may be in cash, or, as determined by the Committee, by unrestricted Common Stock having a Fair Market Value equal to the option price. For Non-Qualified Stock Options, payment, as determined by the Committee, may also be made in the form of Restricted Stock or Deferred Stock.

     If an Optionee's employment is involuntarily terminated without Cause, Stock Options will be exercisable for three months following termination or until the end of the option period, whichever is shorter. On the termination of an Optionee's employment by reason of the Disability of the employee, Stock Options will be exercisable within the lesser of the remainder of the option period or three years from the date of such termination of employment in the case of a Non-Qualified Stock Option or one year from the date of such termination in the case of an ISO. On the termination of an Optionee's employment by reason of Normal or Early Retirement, Stock Options will be exercisable within the lesser of the remainder of the option period or three years from the date of such termination of employment in the case of a Non-Qualified Stock Option or three months from the date of such termination in the case of an ISO. On the termination of an Optionee's employment by reason of death, Stock Options will be exercisable by the deceased employee's legal representative within the lesser of the remainder of the option period or one year from the date of the employee's death. Unless otherwise determined by the Committee, only options which are exercisable on the date of termination, death, disability or retirement may be subsequently exercised.

     If there is a "Change in Control" or a "Potential Change in Control," any SARs and limited SARs outstanding for at least six months and any Stock Options which are not then exercisable will become fully exercisable and vested. Similarly, the restrictions and deferral limitations applicable to Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards will lapse and such shares and awards will be deemed fully vested. Stock options, SARs, limited SARs, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, will, unless otherwise determined by the Committee in its sole discretion, be cashed out on the basis of the change in control price, as defined in the 1994 Plan.

     Federal Income Tax Aspects. The following is a brief summary of the Federal income tax aspects of awards made under the 1994 Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (b) the Company will be entitled to deduct any such recognized amount. Any further gain realized by the participant will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

     Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options: (a) no income is realized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction in the same amount; and (c) at disposition, any appreciation (or depreciation) after the date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares. See "Restricted Stock" for tax rules applicable where the spread value of an option is settled in an award of restricted stock.

     Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives Common Stock upon exercise of an SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under "Non-Qualified Stock Options."

     Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether he made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under
Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

     Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

OPTIONS GRANTED UNDER THE 1994 PLAN

     Because awards under the 1994 Plan are at the discretion of the Compensation Committee, the benefits that will be awarded under the 1994 Plan in the future are not currently determinable. The following table shows as to each of the Named Officers, as to all executive officers as a group, as to all current directors who are not executive officers as a group, and as to all other employees as a group, the aggregate number of shares of Common Stock subject to options granted under the 1994 Plan since its inception (excluding options that have been canceled or forfeited unexercised), and the weighted average per share option exercise price. As of April 8, 1997, the market value of a share of Common Stock based on the closing price for such stock on the New York Stock Exchange on that date was $8.50.

                                                                         AVERAGE EXERCISE
NAME                                                       OPTIONS(#)   PRICE PER SHARE($)
----                                                       ----------   ------------------
Lonnie J. Stout II.......................................   120,000            8.71
R. Gregory Lewis.........................................    25,500            8.62
Dennis J. Cleary.........................................    21,000            8.73
Richard D. May...........................................     9,000            7.38
All Executive Officers as a Group (6 persons)............   197,000            8.64
Current Non-Employee Directors...........................        --              --
All Other Employees as a Group...........................   122,316            8.61

     THE AMENDMENTS TO THE 1994 PLAN WILL BE APPROVED IF THE VOTES CAST IN FAVOR OF THE AMENDMENTS EXCEED THE VOTES CAST AGAINST IT. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1994 PLAN.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 1996, the Company leased five Wendy's restaurant properties from a corporation principally owned by Mr. Tobias and his wife pursuant to 15-year leases dated as of December 30, 1988. The leases provided for an aggregate minimum annual rental of approximately $265,000, which was subject to adjustment based on the lessor's financing costs (subject to certain limitations), plus contingent rentals of 6% of the sales of each restaurant in excess of the minimum rental. During fiscal 1996, the Company paid an aggregate of approximately $308,000 in rent pursuant to these leases. The Company leased one additional Wendy's restaurant property from affiliates of Mr. Tobias during fiscal 1996. The lease provided for monthly rental of approximately $2,900 through June 1997. During fiscal 1996, the Company paid approximately $31,000 in rent pursuant to the lease.

     In September 1996, the Company loaned $90,000 to Mr. Cleary at an interest rate of 6.53% per year. Mr. Cleary repaid the entire amount of the loan in April 1997.

     The Company believes that the above-described transaction has been on terms no less favorable to the Company than would have been obtainable from unrelated parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Executive officers, directors and greater than 10% shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that during the fiscal year ended December 29, 1996, its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Ernst & Young LLP, which has been the Company's independent auditors since its organization, has been selected as independent auditors of the Company for the 1997 fiscal year. The Company has been informed that representatives of Ernst & Young LLP plan to attend the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to questions by the shareholders.

             DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE
              PRESENTED AT THE 1998 ANNUAL MEETING OF SHAREHOLDERS

     Any proposal intended to be presented for action at the 1998 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company not later than December 12, 1997, in order for such proposal to be considered for inclusion in the Company's Proxy Statement and proxy relating to its 1998 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the Commission's requirements for inclusion in effect at the time.

                            METHOD OF COUNTING VOTES

     Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the election of directors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. The amendment to the 1994 Plan, however, is a non-routine matter on which brokers will not have discretion to vote if instructions are not received from the client in a timely manner. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum.

     Directors will be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting. The amendment to the 1994 Plan will be approved if the number of votes cast in favor of the amendment exceed the votes cast against it. Abstentions and broker non-votes will not be considered in either vote.

                                 MISCELLANEOUS

     A copy of the Company's Annual Report is being mailed to shareholders concurrently with the mailing of this Proxy Statement.

     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 29, 1996, MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO R. GREGORY LEWIS, SECRETARY, J. ALEXANDER'S CORPORATION, P.O. BOX 24300, NASHVILLE, TENNESSEE 37202.

Date: April 11, 1997.

                                                                      APPENDIX A

                 FIRST AMENDMENT TO J. ALEXANDER'S CORPORATION
                       1994 EMPLOYEE STOCK INCENTIVE PLAN

     Section 3 of the J. Alexander's Corporation 1994 Employee Stock Incentive Plan is hereby amended, to be effective upon approval by the J. Alexander's Corporation shareholders at the 1997 Annual Meeting of Shareholders, as follows:

          1. By deleting the first paragraph in its entirety and substituting therefor the following:

             "The aggregate number of shares of Stock reserved and available for distribution under the Plan shall be 600,000 shares; provided, that no person shall be eligible to receive during any one-year period awards pursuant to the Plan to purchase in excess of 200,000 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

          2. By deleting the third paragraph in its entirety and substituting therefor the following:

             "In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, Stock dividend, Stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares a participant may be eligible to purchase pursuant to awards under the Plan during a one-year period, in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option."

                                                                     Appendix B

                        VOLUNTEER CAPITAL CORPORATION

                     1994 EMPLOYEE STOCK INCENTIVE PLAN


SECTION 1.  PURPOSE; DEFINITIONS.

         The purpose of the Volunteer Capital Corporation 1994 Employee Stock Incentive Plan (the "Plan") is to enable Volunteer Capital Corporation (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees, consultants and the Corporation's stockholders, by offering such key employees and consultants performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         B.      "Board" means the Board of Directors of the Corporation.

         C.      "Book Value" means, as of any given date, on a per share basis
(i) the Common Stockholders' Equity in the Corporation as of the end of the immediately preceding fiscal year as reflected in the Corporation's consolidated balance sheet, subject to such adjustment as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events or for shares of capital stock immediately convertible into Common Stock).

         D. "Common Stock" means the Corporation's Common Stock, $.05 par value.

         E. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         F. "Committee" means the Committee referred to in Section 2 of the Plan.

         G. "Corporation" means Volunteer Capital Corporation, a corporation organized under the laws of the State of Tennessee or any successor corporation.

         H. "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

         I. "Disability" means disability as determined under the Corporation's long-term disability insurance policy.

         J. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor definition adopted by the Commission.

         K. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect.

         L. "Fair Market Value" means the reported closing price of the Stock on The Nasdaq Stock Market on the relevant date or, if no shares are traded on that date, the reported closing price on the next preceding date on which shares were traded. In the event the Stock is no longer reported on The New York Stock Exchange, Fair Market Value shall be determined by such other method as the Committee in good faith deems appropriate without regard to any restriction other than a restriction which, by its terms, will never lapse.

         M. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         N. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         O. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

         P. "Other Stock-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

         Q. "Plan" means this Volunteer Capital Corporation 1994 Employee Stock Incentive Plan, as hereinafter amended from time to time.

         R. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

         S.      "Retirement" means Normal or Early Retirement.

         T.      "Stock" means the Common Stock.

         U. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

         V. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

         W. "Stock Purchase Right" means the right to purchase Stock pursuant to Section 9.

         X. "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have the meanings set forth, respectively in Sections 11(b), (c) and (d) below and the term "Cause" shall have the meaning set forth in Section 5(j) below.


SECTION 2.  ADMINISTRATION.

         The Plan shall be administered by a Committee of not less than two Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Disinterested Persons. The initial Committee shall be the Compensation Committee of the Board.

         The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees and consultants eligible under
Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Purchase Rights and/or (vi) Other Stock-Based Awards.

         In particular, the Committee shall have the authority, consistent with the terms of the Plan:

                 (a) to select the officers and other key employees of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

                 (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

                 (c) to determine the number of shares to be covered by each such award granted hereunder;

                 (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

                 (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(l) or (m), as applicable, instead of Stock;

                 (f) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Corporation are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

                 (g) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

                 (h) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights.

         The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  SHARES OF STOCK SUBJECT TO PLAN.

         The aggregate number of shares of Stock reserved and available for distribution under the Plan shall be 350,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, Stock dividend, Stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.


SECTION 4.  ELIGIBILITY.

         Officers and other key employees of and consultants to the Corporation and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.


SECTION 5.  STOCK OPTIONS.

         Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

         The Committee shall have the authority to grant to any optionee (subject to the limitation set forth in the paragraph above) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                 (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its subsidiary or parent corporations, not less than 110%) of the Fair Market Value of the Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Stock at grant, in the case of Non-Qualified Stock Options.

                 (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

                 (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g), (h) and
         (i) and Section 11, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

                 (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased.

                 Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based in each case, on the Fair Market Value of the Stock on the date the option is exercised. If payment of the exercise price is made in part or in full with Stock, the Committee may award to the employee a new Stock Option to replace the Stock which was surrendered.

                 If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

                 No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14(a).

                 (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                 (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the Federal and State, if any, income tax incurred by the optionee upon such exercise.

                 (g) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                 (h)          Termination by Reason of Disability.  Subject to
         Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided, however, that, if the optionee dies within the period specified in clause (i) above (or such other period as the Committee shall specify at grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                 (i)          Termination by Reason of Retirement.  Subject to
         Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided, however, that, if the optionee dies within the period specified in clause (i) above (or such shorter period as the Committee may specify at grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

                 (j) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate. If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

                 (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

                 No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Stock with respect to which all Incentive Stock Options issued after December 31, 1986 are exercisable for the first time by such participant during any calendar year (under all such plans of the Corporation and any Subsidiary) to exceed $100,000.

                 To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                              (i)  if (x) a participant's employment is
                 terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

                              (ii) if the exercise of an Incentive Stock
                 Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in
                 Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                 (l) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                 (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regards to the deferral limitations and/or forfeiture restrictions involved.


SECTION 6.  STOCK APPRECIATION RIGHTS.

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

         A Stock Appreciation Right may be exercised by an optionee, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

         (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                 (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder, to the extent applicable.

                 (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the closing price, regular way, of the Stock on The New York Stock Exchange or such other exchange or market as is the principal trading market for the Stock, or, if no such sale of Stock is reported on such date, the fair market value of the Stock as determined by the Committee in good faith.

                 (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

                 (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares of Stock actually issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time. To the extent that a Stock Appreciation Right is paid in cash upon exercise, the shares of Stock which would have been issued pursuant to the underlying Stock Option in lieu of such cash payment shall not count towards the limitation contained in Section 3 of the Plan and shall remain available for future distribution under the Plan.

                 (v) In its sole discretion, the Committee may grant "Limited" Stock Appreciation Rights under this Section 6, i.e, Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash.

                 (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.


SECTION 7.  RESTRICTED STOCK.

         (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c).

         The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

         The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

                 (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

                 (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

                 (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                 (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                 (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                 (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

                 (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

         (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


SECTION 8.  DEFERRED STOCK.

         (a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which grants of Deferred Stock will be made, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the awards in addition to those set forth in
Section 8(b).

         The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

         The provisions of Deferred Stock awards need not be the same with respect to each recipient.

         (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

                 (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in
         Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

                 (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred or deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

                 (iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                 (iv) Based on service, performance and/or such other factors or criteria as the Committee may in its sole discretion determine, the Committee may, in its sole discretion at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

                 (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

                 (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock Agreement executed by the Corporation and the participant.

         (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and the service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


SECTION 9.  STOCK PURCHASE RIGHTS.

         (a) Awards and Administration. Subject to Section 3 above, the Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

                 (i)          at its Fair Market Value on the date of grant;

                 (ii)         at 85% of such Fair Market Value on such date;

                 (iii)        at an amount equal to Book Value on such date; or

                 (iv)         at a price between 85% and 100% of Fair Market
Value.

         The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

         The terms of Stock Purchase Rights awards need not be the same with respect to each participant.

         Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

         (b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed 30 days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for 10 trading days at the purchase price specified by the Committee in accordance with Section 9(a).

         (c) Restrictions on Transfer. A Stock Purchase Right granted to a person potentially subject to Section 16(b) of the Exchange Act shall not be transferable by the grantee other than by will or laws of descent and distribution.


SECTION 10.  OTHER STOCK-BASED AWARDS.

         (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value earnings per share or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code.

         Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

         The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

         (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

                 (i) Subject to the provisions of this Plan and the award agreement referred to in Section 10(b)(v) below, shares subject to awards under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

                 (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

                 (iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

                 (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 10.

                 (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and the participant.

                 (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this
         Section 10 shall be priced at at least 85% of the Fair Market Value of the Stock on the date of grant.


SECTION 11.  CHANGE IN CONTROL PROVISIONS.

         (a)     Impact of Event.  In the event of:

                 (1)      a "Change in Control" as defined in Section 11(b) or

                 (2) a "Potential Change in Control" as defined in Section 11(c), but only if and to the extent so determined by the Committee at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination), the following acceleration and valuation provisions shall apply if so determined by the Committee in its sole discretion:

                 (i) Any Stock Appreciation Rights (including, without limitation, any Limited Stock Appreciation Rights) outstanding for at least six months and any Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                 (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                 (iii) Except as otherwise provided in Section 11(a)(iv) below, the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or (except in the case of an Incentive Stock Option) after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

                 (iv) In the case of any Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards held by any person subject to Section 16(b) of the Exchange Act, the value of all such Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Other Stock-Based Awards, in each case to the extent that they are vested and have been held for at least six months, shall (unless otherwise determined by the Committee in its sole discretion) be cashed out on the basis of the "Change in Control Price" as defined in Section 11(d) as of the date of such Change in Control or such Potential Change in Control is determined to have occurred, but only if the Change in Control or Potential Change in Control is outside the control of the grantee for purposes of Rule 16b-3(e)(3) under the Exchange Act, or any successor provision promulgated by the Securities and Exchange Commission.

         (b) Definition of Change in Control. For purposes of Section 11(a), a "Change in Control" means the happening of any of the following:

                 (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

                 (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

                 (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

         (c)     Definition of Potential Change in Control.  For purposes of
Section 11(a), a "Potential Change in Control" means the happening of any one of the following:

                 (i) The approval by stockholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 11(b); or

                 (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

         (d) Change in Control Price. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on The New York Stock Exchange or such other exchange or market as is the principal trading market for the Stock, or paid or offered in any bona fide transaction related to a Potential or Actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights) or, where applicable, the date on which a cash out occurs under Section 11(a)(iii).


SECTION 12. AMENDMENTS AND TERMINATION.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or other Stock-Based Award theretofore granted, without the optionee's or participant's consent or which, without the approval of the Corporation's stockholders, would:

                 (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

                 (b)      change the pricing terms of Sections 5(a) or 9(a);

                 (c) change the employees or class of employees eligible to participate in the Plan; or

                 (d)      extend the term under Section 16 of the Plan.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

         Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.


SECTION 13.  UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the

Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


SECTION 14.  GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The election by a grantee who is subject to Section 16(b) of the Exchange Act to satisfy withholding obligations with Stock shall be made either (i) during the 10 business day window period described in Rule 16b-3(e)(3) (or any successor provision) thereunder, if the exercise is also made during such a period or
(ii) at least six months
prior to the date as of which the income attributable to the exercise of the related award is recognized under the Code, and shall be irrevocable to the extent required under such Rule 16b-3(e)(3) (or any successor provision). The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

         (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.


SECTION 15.  EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of March 29, 1994, subject to the Plan being approved by the stockholders of the Company at the meeting scheduled for May 10, 1994.


SECTION 16.  TERM OF PLAN.

         No Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date, but awards granted prior to such tenth anniversary may be extended beyond that date.

                FIRST AMENDMENT TO J. ALEXANDER'S CORPORATION
                     1994 EMPLOYEE STOCK INCENTIVE PLAN

         Section 3 of the J. Alexander's Corporation 1994 employee Stock Incentive Plan is hereby amended, to be effective upon approval by the J. Alexander's Corporation shareholders at the 1997 Annual Meeting of Shareholders, as follows:

         1. By deleting the first paragraph in its entirety and substituting therefor the following:

                 "The aggregate number of shares of Stock reserved and available for distribution under the Plan shall be 600,000 shares; provided, that no person shall be eligible to receive during any one-year period awards pursuant to the Plan to purchase in excess of 200,000 shares of common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

         2. By deleting the third paragraph in its entirety and substituting therefor the following:

                 In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, Stock dividend, Stock split to other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares a participant may be eligible to purchase pursuant to awards under the Plan during a one-year period, in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be deter mined to be appropriate by the Committee, in its sole discretion provided that the number of shares subject to any award shall always by a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option."

                                                                      Appendix C

                           J. ALEXANDER'S CORPORATION
       EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANT VOTING INSTRUCTION FORM

    This Voting Instruction Form is tendered to direct SunTrust Bank, Nashville, N.A. (the "Trustee"), as Trustee of the J. Alexander's Corporation Employee Stock Ownership Plan ("ESOP"), as to the manner in which all allocated shares in the ESOP account of the undersigned (the "Voting Shares") shall be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Nashville City Club, SunTrust Bank Building, 201 Fourth Avenue North, Nashville, Tennessee on Tuesday, May 20, 1997, at 10:00 a.m., local time, and any adjournments thereof.
    The undersigned hereby directs the Trustee to vote all Voting Shares of the undersigned as shown below on this Voting Instruction Form at the Annual Meeting.
(1) Election of Directors:
    [ ] FOR all of the following nominees (except as indicated to the contrary below):
     E. Beasley, T. Duncan, G. Fritts, L. Stout, J. Tobias and T. Wilt.
    [ ] AGAINST the following nominees (please print name or names)

--------------------------------------------------------------------------------
WITHHOLD AUTHORITY (ABSTAIN) to vote for the following nominees (please print name or names)

--------------------------------------------------------------------------------
[ ] AGAINST all nominees  [ ] WITHHOLD AUTHORITY (ABSTAIN) to vote for all nominees

(2) Proposed amendments to the 1994 Employee Stock Incentive Plan.

                [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

(3) In the Trustee's discretion, the Trustee is entitled to act on any other matter which may properly come before said meeting or any adjournment thereof.
                  (Continued and to be signed on reverse side)

                          (Continued from other side)

    IMPORTANT: PLEASE DATE AND SIGN THIS VOTING INSTRUCTION FORM and return it to the Trustee of the J. Alexander's Corporation Employee Stock Ownership Plan, SunTrust Bank, Nashville, N.A., P.O. Box 305110, Nashville, Tennessee 37230-5110.

    A stamped and addressed envelope is enclosed for your convenience. YOUR VOTING INSTRUCTION FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 6, 1997.

    Your shares will be voted by the Trustee in accordance with your instructions. If no choice is specified, your shares will be voted FOR the nominees in the election of directors and FOR the amendments to the 1994 Employee Stock Incentive Plan.

                     PLEASE SIGN, DATE AND RETURN PROMPTLY

                                                 -------------------------------

                                                 -------------------------------

                                                 Date:                    , 1997
                                                       -------------------

                                                 Please sign exactly as your
                                                 name appears at left. If
                                                 registered in the names of two
                                                 or more persons, each should
                                                 sign. Executors,
                                                 administrators, trustees,
                                                 guardians, attorneys, and
                                                 corporate officers should show
                                                 their full titles.

-------------------------------------------------------------------------------
    If your address has changed, please PRINT your new address on this line.

                                                                     Appendix D

                                     PROXY
                           J. ALEXANDER'S CORPORATION
    PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 20, 1997.

    The undersigned hereby appoints Lonnie J. Stout II and R. Gregory Lewis, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Shareholders of J. Alexander's Corporation to be held at the Nashville City Club, SunTrust Bank Building, 201 Fourth Avenue North, Nashville, Tennessee, on Tuesday, May 20, 1997, at 10:00 a.m., local time, and any adjournments thereof.

(1) Election of Directors:

    [ ] FOR all of the following nominees (except as indicated to the contrary below):

     E. Beasley, T. Duncan, G. Fritts, L. Stout, J. Tobias and T. Wilt.

    [ ] AGAINST the following nominees (please print name or names)

--------------------------------------------------------------------------------
WITHHOLD AUTHORITY (ABSTAIN) to vote for the following nominees (please print name or names)

--------------------------------------------------------------------------------
[ ] AGAINST all nominees  [ ] WITHHOLD AUTHORITY (ABSTAIN) to vote for all nominees

(2) Proposed amendments to the 1994 Employee Stock Incentive Plan.

                [ ] FOR            [ ] AGAINST            [ ] ABSTAIN
(3) In their discretion on any other matter which may properly come before said meeting or any adjournment thereof.

        IMPORTANT: Please date and sign this proxy on the reverse side.

    Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the nominees in the election of directors and FOR the amendments to the 1994 Employee Stock Incentive Plan.

                      PLEASE SIGN HERE AND RETURN PROMPTLY

                                                 -------------------------------

                                                 -------------------------------

                                                 Date:                   , 1997
                                                      -------------------

                                                 Please sign exactly as your
                                                 name appears at left. If
                                                 registered in the names of two
                                                 or more persons, each should
                                                 sign. Executors,
                                                 administrators, trustees,
                                                 guardians, attorneys, and
                                                 corporate officers should show
                                                 their full titles.

--------------------------------------------------------------------------------
 If you have changed your address, please PRINT your new address on this line.

                    [BASS, BERRY & SIMS PLC LETTERHEAD]


                               April 11, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549
Attn:  Filing Desk

         RE:     J. ALEXANDER'S CORPORATION
                 (COMMISSION FILE NO. 1-8766)

Ladies and Gentlemen:

         On behalf of J. Alexander's Corporation (the "Company"), I attach for filing, in accordance with Rule 14a-6(b) promulgated under the Securities Exchange Act of 1934, as amended, the Notice to Shareholders, Proxy Statement, form of proxy and form of employee stock ownership plan voting instruction form to be used in connection with the Company's 1997 Annual Meeting of Shareholders. In accordance with Item 10, Instruction 3 of Schedule 14A, the Company's 1994 Employee Stock Incentive Plan, as proposed to be amended, is attached as Appendix B to the Proxy Statement.

         On behalf of the Company, I hereby inform you, as supplemental information in accordance with Item 10, Instruction 5 of Schedule 14A, that the Company will file a Registration Statement on Form S-8 with respect to any additional shares of Common Stock approved by the shareholders for issuance under the 1994 Employee Stock Incentive Plan prior to their issuance.

         The Company intends to mail definitive proxy materials to its shareholders on or after the date hereof.

         Please call me if you have any questions or comments regarding the attached or any of the foregoing.


                                 Very truly yours,

                                 /s/ Jeffrey A. Oldham
                                 ---------------------
                                 Jeffrey A. Oldham